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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 14, 1997
                                                        -----------------


                         NUKO INFORMATION SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       2-31438               16-0962874
-------------------------------        -----------        --------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)          File No.)         Identification No.)


                      2391 Qume Drive
                    San Jose, California                      95131
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (408) 526-0288
                                                          --------------


                        -------------------------------
                        (Former name or former address,
                         if changed since last report)

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ITEM 5.         OTHER EVENTS

        On February 14, 1997 NUKO Information Systems, Inc., a Delaware corporation (the "Company"), reported preliminary unaudited results for the year ended December 31, 1996 as set forth below.


NUKO INFORMATION SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, except per share amounts)

--------------------------------------------------------------------------------
                                     Three Months Ended         Year Ended
                                         December 31,          December 31,
                                        1996     1995        1996        1995
--------------------------------------------------------------------------------
Net sales                            $ 4,146  $   171   $  11,082     $   296
Cost of sales                          4,809       21       9,260          89
--------------------------------------------------------------------------------
Gross margin                            (663)     150       1,822         207
Operating expenses:
  Selling, general and administrative  4,524      253      10,043         920
  Research and development             1,535    1,005       6,796       1,755
Total operating expenses               6,059    1,258      16,839       2,675
Loss from operations                  (6,722)  (1,108)    (15,017)     (2,468)
Other income (expense), net              (32)     (13)        285         (69)
Loss before income taxes              (6,754)  (1,121)   (14,732)      (2,537)
Income taxes                              --       --         --           --
Net loss                              (6,754)  (1,121)   (14,732)      (2,537)
Net loss per share                   $ (0.65) $ (0.33)  $  (1.52)     $ (0.93)
Weighted average shares outstanding   10,465    3,358      9,709        2,716
--------------------------------------------------------------------------------


CONSOLIDATED BALANCE SHEETS
(In thousands)

--------------------------------------------------------------------------------
                                                    December 31, December 31,
                                                            1996         1995
--------------------------------------------------------------------------------
Assets
Current assets:
  Cash and cash equivalents                              $ 2,470      $11,256
  Receivables                                              6,865          490
  Inventories                                              4,829          758
  Prepaids and other current assets                          565          111
--------------------------------------------------------------------------------
    Total current assets                                  14,729       12,615
  Fixed assets, net                                        3,446          460
  Other assets                                                 6          253
    Total assets                                         $18,181      $13,328
--------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable                                       $ 7,217      $ 1,320
  Accrued expenses                                         1,054          109
  Note payable                                             2,160
  Current portion of long-term debt                          225           95
    Total current liabilities                             10,656        1,524
--------------------------------------------------------------------------------
Long-term debt                                                38          427
Shareholders' equity                                       7,487       11,377
    Total liabilities and shareholders' equity           $18,181      $13,328
--------------------------------------------------------------------------------

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NUKO INFORMATION SYSTEMS, INC.



        DATE: February 14, 1996         By: /s/ JOHN H. GORMAN
                                            --------------------------------
                                            John H. Gorman
                                            Vice President - Finance,
                                            Chief Financial Officer
                                            and Secretary


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